EXHIBIT 10.4

AMENDMENT NO. 3

to the

SPONSORED PROJECT AGREEMENT

between

MicroChannel Technologies Corporation (Sponsor)

and the

IOWA STATE UNIVERSITY OF SCIENCE AND TECHNOLOGY (ISU)

WHEREAS the Sponsor and ISU mutually agree to amend the research program under the Sponsored Project Agreement with an effective date of May 1, 2005;

NOW THEREFORE, the parties agree to the following changes to the Sponsored Project Agreement and the Project:

1. Section 1.0 Shall be modified as follows:

Project Period. The (“Project Period”) of this Agreement is September 1, 2005 through

September 30, 2008.

2. Section 3.1. shall be modified with the following additional language:

Sponsor shall make payment to ISU in the amount set forth in Exhibit A of Amendment No. 3. Payment shall be made within thirty (30) days of the date of the last signature affixed hereto.

3.  ISU shall conduct the work set forth in Exhibit A.

4.  ALL OTHER TERMS AND CONDITIONS OF THE SPONSORED PROJECT AGREEMENT REMAIN UNCHANGED.

IN WITNESS WHEREOF, the Parties agree to execute this Amendment based upon their written approval.

IOWA STATE UNIVERSITY OF

SPONSOR

SCIENCE AND TECHNOLOGY

`

BY:  /s/ Matthew Bailey

BY: /s/ Kaiyo Nedd

 Matthew Bailey

Kaiyo Nedd

Title:  Director

Title:   President

Date: November 2, 2007

Date: November 12, 2007

Exhibit A

Work Plan:

The purpose of this project is to develop experimental strategies to stimulate nerve regeneration. We will examine the ability of different populations of human neural stem/progenitor cells (hNPCs) to stimulate peripheral nerve regeneration in biodegradable conduits. Human neural progenitor cells will initially be grown in vitro to characterize their differentiation potential. These hNPCs will then be seeded onto patterned substrates inside of biodegradable conduits. These conduits will then be used to bridge transected peripheral nerves in the hind-leg of a rat model to study peripheral nerve regeneration.

Budget:

Neural progenitor cells

$5000

Proprietary cell culture media

$6000

Cell culture supplies and reagents

$5000

Animals: Nude rats $250 each x 40

$10,000

Rat holding costs

$4000

Histology and sectioning

$4130

Indirect costs

$15,870

Total

$50,000